Exhibit 10.2
Execution Version

FIRST AMENDMENT TO SENIOR SECURED SUPER-PRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT

This First Amendment to Senior Secured Super-Priority Debtor-in-Possession Credit Agreement (this “Agreement”) dated as of September 15, 2020, is among Chesapeake Energy Corporation, an Oklahoma corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”), each Lender (as defined below) party hereto, and MUFG Union Bank, N.A., as administrative agent and collateral agent for the Lenders (in such capacity, together with its successors and assigns, the “Agent”).
RECITALS
A.    The Borrower, the Agent and the banks and other financial institutions from time to time party thereto (together with their respective successors and assigns in such capacity, each a “Lender”) have entered into that certain Senior Secured Super-Priority Debtor-in-Possession Credit Agreement dated as of July 1, 2020 (as amended, restated, modified and supplemented from time to time, the “DIP Credit Agreement”).
B.    The Borrower has requested, and the Majority Lenders have agreed, to amend certain provisions of the DIP Credit Agreement on the terms and conditions set forth herein as provided in this Agreement.
C.    NOW, THEREFORE, to induce the Agent and the Lenders to enter into this Agreement and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Definitions. Each capitalized term which is defined in the DIP Credit Agreement but which is not defined in this Agreement, shall have the meaning assigned to such term in the DIP Credit Agreement. Unless otherwise indicated, all section references in this Agreement refer to sections of the DIP Credit Agreement.
Section 2.    Amendments to DIP Credit Agreement.
2.1    Amendments of Section 1.1. Section 1.1 of the DIP Credit Agreement is hereby amended by inserting the below new defined terms in correct alphabetical order:
““Forecasted Production” means, for any month of determination, the projected production for such month in respect of (i) crude oil and (ii) natural gas and natural gas liquids (for purposes of this clause (ii) only, taken together), in each case as set forth in the Forecasted Production Report most recently delivered pursuant to Section 9.12(d).”
““Forecasted Production Hedge Agreements” shall have the meaning provided in Section 10.10.”
““Forecasted Production Report” means a report certified by an Authorized Officer of the Borrower and in form and substance reasonably satisfactory to the Agent, setting forth, on a monthly basis for the eighteen (18) month period beginning on the date of delivery of such Forecasted Production Report, the reasonably anticipated projected production for each such month from Debtors’ Oil and Gas Properties in respect of (i) crude oil and (ii) natural gas and natural gas liquids (for purposes of this clause (ii) only, taken together), in each case as determined by the Borrower based on the Borrower’s internal engineering reports and as otherwise reasonably satisfactory to the Agent.”
““Test Quarter” shall have the meaning provided in Section 10.10.”
2.2    Amendment of Section 9.12. Section 9.12 of the DIP Credit Agreement is hereby amended by inserting a new clause (d) as follows:
“(d) Prior to any Debtor entering into any Forecasted Production Hedge Agreement and thereafter contemporaneously with the delivery of each Hedge Schedule, the Borrower shall furnish to the Agent a Forecasted Production Report.”
2.3    Amendment of Section 10.10. Section 10.10 of the DIP Credit Agreement is hereby amended by inserting the following new paragraphs after the existing paragraph in Section 10.10 of the DIP Credit Agreement:
“Notwithstanding the foregoing, the Debtors will be permitted to enter into additional non-speculative Hedge Agreements with Hedge Banks to hedge or manage any of the risks related to Forecasted Production (such Hedge Agreements, “Forecasted Production Hedge Agreements”) so long as, at the time such Forecasted Production Hedge Agreement is entered into (1) such Forecasted Production Hedge Agreement relates only to the eighteen (18) calendar months covered by the most recently delivered Forecasted Production Report and (2) the notional volumes of Hydrocarbons subject to such Forecasted Production Hedge Agreement (when aggregated with all other commodity Hedge Agreements then in effect, other than puts, floors and basis differential swaps on volumes already hedged pursuant to other Hedge Agreements) shall not exceed the lesser of (x) 80% of the Forecasted Production for such month (calculated separately for (i) crude oil and (ii) natural gas and natural gas liquids (for purposes of this clause (ii) only, taken together)) as set forth in the most recently delivered Forecasted Production Report and (y) 80% of the reasonably anticipated projected monthly production from Oil and Gas Properties which are classified as Proved Reserves (calculated separately for (i) crude oil and (ii) natural gas and natural gas liquids (for purposes of this clause (ii) only, taken together)) based on the most recent Reserve Report delivered by the Borrower to the Agent in accordance with Section 9.12.
If, after the end of any calendar quarter (the “Test Quarter”), the Borrower determines that the aggregate volume of all commodity Hedge Agreements (other than puts, floors and basis differential swaps on volumes already hedged pursuant to other Hedge Agreements) for which settlement payments were calculated during such Test Quarter exceeded the actual production of Hydrocarbons in such quarter, then the Borrower shall, within thirty (30) days of such determination, terminate, create off-setting positions or otherwise unwind existing Hedge Agreements (other than basis differential swaps) such that, at such time, future hedging volumes will not exceed, on a quarterly basis, the volume limitations imposed in Section 10.10 above for each subsequent quarterly period after the Test Quarter.”

Section 3.    Effectiveness.
3.1    This Agreement shall become effective on the date on which each of the conditions set forth in this Section 3.1 are satisfied (the “Effective Date”):
(i)The Agent shall have received duly executed counterparts (in such number as may be requested by the Agent) of this Agreement from (a) the Borrower, (b) each Guarantor, (c) the Agent, and (d) Lenders constituting at least the Majority Lenders.
(ii)No Default or Event of Default shall have occurred and be continuing as of the date hereof, immediately before and after giving effect to the terms of this Agreement.
(iii)All representations and warranties made by any Debtor in the DIP Credit Agreement or in the other Credit Documents are, to the knowledge of an Authorized Officer of the Borrower, true and correct in all material respects (unless such representations and warranties are already qualified by materiality or Material Adverse Effect, in which case they are true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (unless such representations and warranties are already qualified by materiality or Material Adverse Effect, in which case they are true and correct in all respects) as of such earlier date).
(iv)The Bankruptcy Court shall have entered an order or orders approving this Agreement, which such orders shall be in form and substance satisfactory to the Agent and shall be in full force and effect.
Section 4.    Miscellaneous.
4.1    (a) On and after the effectiveness of this Agreement, each reference in the DIP Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the DIP Credit Agreement, and each reference in each other Credit Document to “the DIP Credit Agreement”, “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the DIP Credit Agreement, shall mean and be a reference to the DIP Credit Agreement as amended or otherwise modified by this Agreement; (b) the execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Agent or the Lenders under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents; (c) this Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart; and (d) delivery of an executed counterpart of a signature page to this Agreement by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

4.2    Neither the execution by the Agent or the Lenders of this Agreement, nor any other act or omission by the Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Agent or the Lenders of any defaults which may exist or which may occur in the future under the DIP Credit Agreement and/or the other Credit Documents (collectively “Violations”). Similarly, nothing contained in this Agreement shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Credit Documents with respect to any Violations; (b) amend or alter any provision of the DIP Credit Agreement, the other Credit Documents, or any other contract or instrument except as expressly set forth in Section 2; or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Agent or the Lenders under the DIP Credit Agreement, the other Credit Documents, or any other contract or instrument. Nothing in this letter shall be construed to be a consent by the Agent or the Lenders to any Violations.
4.3    Each Credit Party hereby acknowledges the terms of this Agreement and represents and warrants to the Lenders that as of the Effective Date, after giving effect to the terms of this Agreement: (i) all of the representations and warranties contained in each Credit Document to which it is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.
4.4    Each Credit Party hereby (in each case after giving effect to this Agreement) (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and, in the case of any such Credit Party, each grant of security interests and liens in favor of the Agent, any Lender or any other Secured Party, as the case may be, under each Credit Document to which it is a party, (ii) in the case of any such Credit Party, agrees and acknowledges that the Liens in favor of Agent or any Secured Party under each Credit Document to which it is party constitute valid, binding, enforceable and perfected first priority liens and security interests (subject only to Permitted Liens) securing the Obligations and are not subject to avoidance, disallowance or subordination pursuant to any applicable law except as may be agreed in writing by the Agent, (iii) agrees and acknowledges that the Obligations constitute legal, valid and binding obligations of such Credit Party, and (iv) agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Credit Documents. Each Credit Party acknowledges and agrees that any of the Credit Documents to which it is party or is otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement.
4.5    This Agreement is a Credit Document as defined and described in the DIP Credit Agreement and all of the terms and provisions of the DIP Credit Agreement relating to Credit Documents shall apply hereto.
4.6    THE CREDIT DOCUMENTS, INCLUDING THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED

BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
4.7    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

BORROWER:

CHESAPEAKE ENERGY CORPORATION as a debtor and debtor-in-possession

By:	/s/ Domenic J. Dell'Osso, Jr.
Name:	Domenic J. Dell'Osso, Jr.
Title:	Executive Vice-President and Chief Financial Officer

[Signature Page - First Amendment to Senior Secured Super-Priority Debtor-in-Possession Credit Agreement]

GUARANTORS:

CHESAPEAKE AEZ EXPLORATION, L.L.C.
CHESAPEAKE APPALACHIA, L.L.C.
CHESAPEAKE E&P HOLDING, L.L.C.
CHESAPEAKE ENERGY LOUISIANA, LLC
CHESAPEAKE ENERGY MARKETING, L.L.C.
CHESAPEAKE EXPLORATION, L.L.C.
CHESAPEAKE LAND DEVELOPMENT COMPANY, L.L.C.
CHESAPEAKE MIDSTREAM DEVELOPMENT, L.L.C.
CHESAPEAKE NG VENTURES CORPORATION
CHESAPEAKE OPERATING, L.L.C., on behalf of itself and as general partner of
CHESAPEAKE LOUISIANA, L.P.
CHESAPEAKE PLAINS, LLC
CHESAPEAKE ROYALTY, L.L.C.
CHESAPEAKE VRT, L.L.C.
CHESAPEAKE-CLEMENTS ACQUISITION, L.L.C.
CHK ENERGY HOLDINGS, INC.
CHK NGV LEASING COMPANY, L.L.C.
CHK UTICA, L.L.C.
COMPASS MANUFACTURING, L.L.C.
EMLP, L.L.C., on behalf of itself and as the general partner of
EMPRESS LOUISIANA PROPERTIES, L.P.
EMPRESS, L.L.C.
GSF, L.L.C.
MC LOUISIANA MINERALS, L.L.C.
MC MINERAL COMPANY, L.L.C.
MIDCON COMPRESSION, L.L.C.
NOMAC SERVICES, L.L.C.
NORTHERN MICHIGAN EXPLORATION COMPANY, L.L.C.
SPARKS DRIVE SWD, INC.
WINTER MOON ENERGY CORPORATION
BRAZOS VALLEY LONGHORN FINANCE CORP.
BRAZOS VALLEY LONGHORN, L.L.C.
BURLESON SAND LLC
BURLESON WATER RESOURCES, LLC
ESQUISTO RESOURCES II, LLC
PETROMAX E&P BURLESON, LLC
WHE ACQCO., LLC
WHR EAGLE FORD LLC
WILDHORSE RESOURCES II, LLC
WILDHORSE RESOURCES MANAGEMENT COMPANY, LLC,
each as a debtor and debtor-in-possession

By:	/s/ Domenic J. Dell'Osso, Jr.
Name:	Domenic J. Dell'Osso, Jr.
Title:	Executive Vice President and Chief Financial Officer

[Signature Page - First Amendment to Senior Secured Super-Priority Debtor-in-Possession Credit Agreement]

MUFG UNION BANK, N.A., as Agent and Lender

By:	/s/ David Helffrich
Name:	David Helffrich
Title:	Director

WELLS FARGO BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Brett Steele
Name:	Brett Steele
Title:	Director

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Arina Mavilian
Name:	Arina Mavilian
Title:	Authorized Signatory

BANK OF AMERICA, N.A., as Lender

By:	/s/ Tyler D. Levings
Name:	Tyler D. Levings
Title:	Director

BMO HARRIS BANK N.A., as Lender

By:	/s/ Melissa Guzmann
Name:	Melissa Guzmann
Title:	Director

[Signature Page - First Amendment to Senior Secured Super-Priority Debtor-in-Possession Credit Agreement]

CITIBANK, N.A., as Lender

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Vice President

MIZUHO BANK, LTD., as Lender

By:	/s/ John Davies
Name:	John Davies
Title:	Authorized Signatory

ROYAL BANK OF CANADA, as Lender

By:	/s/ Leslie P. Vowell
Name:	Leslie P. Vowell
Title:	Authorized Signatory

ABN AMRO CAPITAL USA LLC, as Lender

By:	/s/ Hugo Diogo
Name:	Hugo Diogo
Title:	Managing Director

By:	/s/ Kelly Hall
Name:	Kelly Hall
Title:	Director

[Signature Page - First Amendment to Senior Secured Super-Priority Debtor-in-Possession Credit Agreement]

DNB CAPITAL LLC, as Lender

By:	/s/ Mita Zalavadia
Name:	Mita Zalavadia
Title:	Assistant Vice President

By:	/s/ Ahelia Singh
Name:	Ahelia Singh
Title:	Assistant Vice President

EXPORT DEVELOPMENT CANADA, as Lender

By:	/s/ Brian Craig
Name:	Brian Craig
Title:	Principal - Special Risks

By:	/s/ Michael J. Fortner
Name:	Michael J. Fortner
Title:	Principal EDC Special Risk

GOLDMAN SACHS LENDING PARTNERS, as Lender

By:	/s/ Mahesh Mohan
Name:	Mahesh Mohan
Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Kevin Newman
Name:	Kevin Newman
Title:	Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., as Lender

By:	/s/ Kevin Newman
Name:	Kevin Newman
Title:	Vice President

[Signature Page - First Amendment to Senior Secured Super-Priority Debtor-in-Possession Credit Agreement]